UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 12, 2013

Date of Report (Date of earliest event reported)

GLU MOBILE INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33368	91-2143667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Fremont Street, Suite 2800 San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

(415) 800-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 12, 2013, Glu Mobile Inc. (“Glu”) entered into an underwriting agreement (the “Underwriting Agreement”) with Canaccord Genuity Inc., Needham & Company, LLC and Roth Capital Partners, LLC (the “Underwriters”). The Underwriting Agreement provides for the sale to the Underwriters of up to 7,245,000 shares of Glu’s common stock, par value $0.0001 per share, at a price to the Underwriters of $2.10 per share, including an overallotment option of 945,000 shares (the “Offering”). The shares are being offered and sold under a prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Act”), in connection with an offering pursuant to Glu’s shelf registration statement on Form S-3 (File Number 333-170577) (the “Initial Registration Statement”) and a registration statement on Form S-3 (File Number 333-191108) filed with the Commission pursuant to Rule 462(b) under the Act (together with the Initial Registration Statement, the “Registration Statement”). The Offering is expected to close on September 17, 2013.

The above description of the Underwriting Agreement is qualified in its entirety by the Underwriting Agreement, which is attached to this report as Exhibit 1.01 and which is incorporated by reference into the Registration Statement.

Item 8.01 Other Events.

In connection with the Offering, Glu is filing a legal opinion and consent as Exhibit 5.01 and Exhibit 23.01 to this report, which are incorporated by reference into the Registration Statement. In addition, on September 12, 2013, Glu issued a press release announcing that it had priced the Offering, which press release is filed as Exhibit 99.01 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.01	Underwriting Agreement, dated as of September 12, 2013, by and between Glu Mobile Inc. and Canaccord Genuity Inc., Needham & Company, LLC and Roth Capital Partners, LLC.

5.01	Opinion of Fenwick & West LLP regarding the legality of the shares offered.

23.01	Consent of Fenwick & West LLP (included in Exhibit 5.01).

99.01	Press Release dated September 12, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.

September 12,	By:	/s/ Scott J. Leichtner
2013		Name: Scott J. Leichtner
Title: Vice President, General Counsel and Secretary

Exhibit Index

Number	Description
1.01	Underwriting Agreement, dated as of September 12, 2013, by and between Glu Mobile Inc. and Canaccord Genuity Inc., Needham & Company, LLC and Roth Capital Partners, LLC.

5.01	Opinion of Fenwick & West LLP regarding the legality of the shares offered.

23.01	Consent of Fenwick & West LLP (included in Exhibit 5.01).

99.01	Press Release dated September 12, 2013.